SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: April 14, 2000
                        (Date of earliest event reported)


                                PRETORY USA, INC.
             (Exact name of registrant as specified in its charter)



     Nevada                         0-28597                        33-0780055
--------------------------------------------------------------------------------
(State or other                   (Commission                     (IRS Employer
 jurisdiction of                  File Number)                    Identification
 incorporation)                                                      Number)


161 West 54th Street, Suite 602, New York, New York                   10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number including area code                 (212) 707-8661
                                                                   -------------

              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

     (a) On April 14, 2000, the Company was informed by Mazars & Guerard, LLP, its independent public accountants that they were resigning as auditors for the Company. Mazars & Guerard, LLP has informed the Company that in its opinion it could not rely on management's representations, specifically related to alleged conflicting information and difficulty in obtaining information on an accounts receivable due to the Company under a contract with the Norwegian Peoples Aid and The Concorde Trust. Mazars and Guerard also stated that the resignation was predicated in part upon their conclusion that their independence may have been impaired by management's threats to initiate litigation against them. The Company is in disagreement with the position of Mazars & Guerard, LLP, U.S. since it fully cooperated with Mazars and Guerard in obtaining necessary information. Further, it denies having ever threatened Mazars and Guerard with litigation.

     (b) Except for the foregoing alleged disagreement regarding the account receivable which was ultimately resolved to Mazars and Guerard's satisfaction, in connection with the audit for the Company's fiscal years ended December 31, 1999 and 1998 and through the date of this report, there were no disagreements with Mazars & Guerard, LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which agreements, if not resolved to their satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

     (c) The report of Mazars & Guerard, LLP for the year ended December 31, 1998 does not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits
             --------

             16.    Letter from Mazars & Guerard, LLP.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PRETORY USA, INC.


                                           By: /s/ Raquel Velasco
                                              -------------------------
                                              Raquel Velasco
                                              Chairman of the Board and
                                              President

Dated:  June 26, 2000